Exhibit 99.1

Quantum-Si Reports Fourth Quarter and Fiscal Year 2021 Financial Results

GUILFORD, Conn.-- (BUSINESS WIRE)--Feb. 28, 2022-- Quantum-Si Incorporated (Nasdaq: QSI) (“Quantum-Si,” “QSI” or the “Company”), a life sciences company commercializing single molecule protein sequencing, today announced financial results for the fourth quarter and fiscal year ended December 31, 2021.

Recent Business Highlights
●	Announced the appointment of Dr. Jonathan Rothberg, Founder and Executive Chairman of the Board, as Interim Chief Executive Officer.
●	Formed a new Scientific Advisory Board whose goal will be to identify high-impact, routine applications for single molecule protein sequencing across research, clinical, and diagnostics.
●	Established list prices for our protein sequencing platform in anticipation of commercial launch in 2022.
●
Shared a technical manuscript on bioRxiv providing an overview of Time Domain SequencingTM enabling massively-parallel single molecule protein sequencing at individual amino acid resolution on a semiconductor chip.

●	Entered into a lease agreement for new headquarters in New Haven, CT, close to Yale University.
●	Ended 2021 with $471.3 million in cash and cash equivalents and marketable securities and no debt, providing a sufficient runway to make key investments in the business.

Fiscal Year 2021 Business Highlights
●	Completed the business combination with HighCape Capital Acquisition Corp. in June 2021, raising $511.2 million in proceeds on the day of close.
●
Scaled up the organization from 72 to 153 employees as of December 31, 2021 to support future growth and strengthened the leadership of the company with key additions to the executive team and Board of Directors.

●
Accelerated efforts to create an application ecosystem around our platform through external partnerships, including the Ecole Superieure de Physique et de Chimie Industrielles (ESPCI) in Paris and Protein Evolution, Inc. (PEI).

●	Acquired Majelac Technologies LLC, a provider of semiconductor packaging and integrated circuit assembly services, to help secure chip production for 2022 and beyond.
●	Began operations at our new product development and operations facility in San Diego, CA to accelerate product development and commercial readiness.
●	Added to the Nasdaq Biotechnology Index (Nasdaq: NBI) based on the results of the annual reconstitution of the index in December 2021.

“There is a tremendous opportunity for Quantum-Si’s first-of-its-kind, next-generation protein sequencing technology to change the way we understand disease and immunology,” said Dr. Jonathan Rothberg, Interim Chief Executive Officer. “While oncology drove the adoption of next-generation DNA sequencing, we believe that immunology, including our bodies’ responses to COVID-19, will drive the adoption of next-generation protein sequencing. We continue to make the progress needed to launch our technology in 2022, and with $471 million in the bank, Quantum-Si has a solid foundation for success.”

Fourth Quarter 2021 Financial Results
Research and development expenses were $14.4 million in the fourth quarter of 2021, compared to $6.4 million in the fourth quarter of 2020. The increase was primarily due to higher personnel costs as a result of increased headcount, including stock-based compensation expense, as well as other internal and external product development activities.

Selling, general and administrative expenses were $13.4 million in the fourth quarter of 2021, compared to $3.2 million in the fourth quarter of 2020. The increase was primarily due to higher personnel costs, including stock-based compensation expense, associated with the scale up of our organization and costs related to being a public company.

Operating expenses were $27.8 million in the fourth quarter of 2021, compared to $9.5 million in the fourth quarter of 2020, representing an increase of 191%.

Net loss was $29.4 million in the fourth quarter of 2021, compared to a net loss of $9.5 million in the fourth quarter of 2020. Adjusted EBITDA was negative $20.4 million in the fourth quarter of 2021, compared with negative $9.0 million in the fourth quarter of 2020. Please see the reconciliation of non-GAAP adjusted EBITDA to net loss in the table provided in this press release.

As of December 31, 2021, cash and cash equivalents and marketable securities were $471.3 million.

Fiscal Year 2021 Financial Results
Research and development expenses were $46.6 million in 2021, compared to $27.6 million in 2020. The increase was primarily due to higher personnel costs as a result of increased headcount, including stock-based compensation expense, as well as other internal and external product development activities.

Selling, general and administrative expenses were $50.3 million in 2021, compared to $9.1 million in 2020. The increase was primarily due to higher personnel costs, including stock-based compensation expense, associated with the scale up of our organization and costs related to being a public company.

Operating expenses were $96.9 million in 2021, compared to $36.7 million in 2020, representing an increase of 164%.

Net loss was $95.0 million in 2021, compared to a net loss of $36.6 million in 2020. Adjusted EBITDA was negative $64.0 million in 2021, compared with negative $33.9 million in 2020. Please see the reconciliation of non-GAAP adjusted EBITDA to net loss in the table provided in this press release.

Webcast and Conference Call Information
Quantum-Si will host a conference call to discuss its fourth quarter and fiscal year 2021 financial results on Monday, February 28, 2022, at 4:30 PM Eastern Time. Interested parties may access the conference call by dialing (844) 200-6205 (U.S. domestic callers) or (929) 526-1599 (All other locations) and using access code 662305. A live and archived webcast of the event will be available on the Investors section of the Quantum-Si website under Events & Presentations.

About Quantum-Si Incorporated
Quantum-Si is focused on revolutionizing the growing field of proteomics. The Company's suite of technologies is powered by a first-of-its-kind semiconductor chip designed to enable single molecule next-generation protein sequencing and digitize proteomic research to advance drug discovery and diagnostics beyond what has been possible with DNA sequencing. Learn more at www.quantum-si.com.

Use of Non-GAAP Financial Measures
In addition to providing financial measurements that have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), the Company provides additional financial metrics that are not prepared in accordance with U.S. GAAP (“non-GAAP”). The non-GAAP financial measure included in this press release is Adjusted EBITDA. The Company presents non-GAAP financial measures to assist readers of its consolidated financial statements in understanding the core operating results that its management uses to evaluate the business and for financial planning purposes. The Company’s non-GAAP financial measure, Adjusted EBITDA, provides an additional tool for investors to use in comparing its financial performance over multiple periods.

Adjusted EBITDA is a key performance measure that the Company’s management uses to assess its operating performance. This non-GAAP measure facilitates internal comparisons of the Company’s operating performance on a more consistent basis. The Company uses this performance measure for business planning purposes and forecasting. The Company believes that Adjusted EBITDA enhances an investor’s understanding of the Company’s financial performance as it is useful in assessing its operating performance from period-to-period by excluding certain items that the Company believes are not representative of its core business.

Adjusted EBITDA may not be comparable to similarly titled measures of other companies because they may not calculate this measure in the same manner. Adjusted EBITDA is not prepared in accordance with U.S. GAAP and should not be considered in isolation of, or as an alternative to, measures prepared in accordance with U.S. GAAP. When evaluating the Company’s performance, you should consider Adjusted EBITDA alongside other financial performance measures prepared in accordance with U.S. GAAP, including net loss.

The non-GAAP financial measure does not replace the presentation of the Company’s U.S. GAAP financial results and should only be used as a supplement to, not as a substitute for, the Company’s financial results presented in accordance with U.S. GAAP. In this press release, the Company has provided a reconciliation of Adjusted EBITDA to net loss, the most directly comparable U.S. GAAP financial measure. A reconciliation of Adjusted EBITDA to corresponding U.S. GAAP measures is not available on a forward-looking basis because the Company is unable to predict with reasonable certainty the non-cash component of employee compensation expense, changes in its working capital needs, the impact of earnings or charges resulting from matters the Company considers not to be reflective, on a recurring basis, of its ongoing operations, and other such items without unreasonable effort. These items are uncertain, depend on several factors, and could be material to the Company’s results computed in accordance with U.S. GAAP. Management strongly encourages investors to review the Company’s financial statements and publicly-filed reports in their entirety and not rely on any single financial measure.

Forward Looking Statements
This press release includes "forward-looking statements" within the meaning of the "safe harbor" provisions of the United States Private Securities Litigation Reform Act of 1995. The actual results of the Company may differ from its expectations, estimates, and projections and, consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as "expect," "estimate," "project," "budget," "forecast," "anticipate," "intend," "plan," "may," "will," "could," "should," "believes," "predicts," "potential," "continue," and similar expressions (or the negative versions of such words or expressions) are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, the Company's expectations with respect to future performance and development and commercialization of products and services. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from those discussed in the forward-looking statements. Most of these factors are outside the Company's control and are difficult to predict. Factors that may cause such differences include, but are not limited to: the impact of COVID-19 on the Company's business; the inability to maintain the listing of the Company's Class A common stock on The Nasdaq Stock Market; the ability to recognize the anticipated benefits of the recently completed business combination, which may be affected by, among other things, competition and the ability of the Company to grow and manage growth profitably and retain its key employees; our ongoing leadership transition; changes in applicable laws or regulations; the ability of the Company to raise financing in the future; the success, cost and timing of the Company's product development and commercialization activities; the potential attributes and benefits of the Company's products and services; the Company's ability to obtain and maintain regulatory approval for its products, and any related restrictions and limitations of any approved product; the Company's ability to identify, in-license or acquire additional technology; the Company's ability to maintain its existing lease, license, manufacture and supply agreements; the Company's ability to compete with other companies currently marketing or engaged in the development or commercialization of products and services that the Company is developing; the size and growth potential of the markets for the Company's future products and services, and its ability to serve those markets, either alone or in partnership with others; the pricing of the Company's products and services following anticipated commercial launch; the Company's estimates regarding future expenses, future revenue, capital requirements and needs for additional financing; the Company's financial performance; and other risks and uncertainties indicated from time to time in the proxy statement/prospectus relating to the business combination, including those under "Risk Factors" therein, and in the Company's other filings with the SEC. The Company cautions that the foregoing list of factors is not exclusive. The Company cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions, or circumstances on which any such statement is based.

QUANTUM-SI INCORPORATED
CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS
(in thousands, except share and per share amounts)
(Unaudited)

	Three months ended December 31,		Years ended December 31,
	2021	2020	2021	2020
Operating expenses:
Research and development	$14,385	$6,381	$46,575	$27,555
General and administrative	12,166	2,827	46,377	7,984
Sales and marketing	1,239	327	3,956	1,152
Total operating expenses	27,790	9,535	96,908	36,691
Loss from operations	(27,790)	(9,535)	(96,908)	(36,691)
Interest expense	-	(4)	(5)	(9)
Dividend income	1,808	2	2,549	97
Change in fair value of warrant liabilities	937	-	4,379	-
Other (expense), net	(4,377)	(8)	(5,004)	(10)
Loss before provision for income taxes	(29,422)	(9,545)	(94,989)	(36,613)
Provision for income taxes	-	-	-	-
Net loss and comprehensive loss	$(29,422)	$(9,545)	$(94,989)	$(36,613)
Net loss per common share attributable to common stockholders, basic and diluted	$(0.21)	$(1.78)	$(1.19)	$(6.84)
Weighted-average shares used to compute net loss per share attibutable to common stockholders, basic and diluted	137,364,475	5,369,437	79,578,540	5,355,463

QUANTUM-SI INCORPORATED
CONSOLIDATED BALANCE SHEETS
(in thousands, except share and per share amounts)
(Unaudited)

	December 31,	December 31,
	2021	2020
Assets
Current assets:
Cash and cash equivalents	$35,785	$36,910
Marketable securities	435,519	-
Prepaid expenses and other current assets	5,868	948
Total current assets	477,172	37,858
Property and equipment, net	8,908	1,996
Goodwill	9,483	-
Other assets	690	-
Other assets - related party	-	738
Operating lease right-of-use assets	6,973	-
Total assets	$503,226	$40,592
Liabilities, convertible preferred stock and stockholders' equity (deficit)
Current liabilities:
Accounts payable	$3,393	$1,329
Accrued expenses and other current liabilities	7,276	1,425
Short-term operating lease liabilities	859	-
Total current liabilities	11,528	2,754
Long-term liabilities:
Warrant liabilities	7,239	-
Notes payable	-	1,749
Other long-term liabilities	206	-
Operating lease liabilities	7,219	-
Total liabilities	26,192	4,503
Commitments and contingencies
Convertible preferred stock
Convertible preferred stock (Series A, B, C, D, and E) $0.0001 par value with an aggregate liquidation preference of $0 and $216 as of December 31, 2021 and December 31, 2020, respectively; 0 and 92,078,549 shares authorized as of December 31, 2021 and December 31, 2020, respectively; 0 and 90,789,268 shares issued and outstanding as of December 31, 2021 and December 31, 2020, respectively	-	195,814
Stockholders' equity (deficit)
Class A Common stock, $0.0001 par value; 600,000,000 and 90,000,000 shares authorized as of December 31, 2021 and December 31, 2020, respectively; 118,025,410 and 5,378,287 shares issued and outstanding as of December 31, 2021 and December 31, 2020, respectively	12	1
Class B Common stock, $0.0001 par value; 27,000,000 and 0 shares authorized as of December 31, 2021 and December 31, 2020, respectively; 19,937,500 and 0 shares issued and outstanding as of December 31, 2021 and December 31, 2020, respectively	2	-
Additional paid-in capital	744,252	12,517
Accumulated deficit	(267,232)	(172,243)
Total stockholders' equity (deficit)	477,034	(159,725)
Total liabilities, convertible preferred stock and stockholders' equity (deficit)	$503,226	$40,592

QUANTUM-SI INCORPORATED
RECONCILIATION OF U.S. GAAP TO NON-GAAP FINANCIAL MEASURES
(in thousands)
(Unaudited)

Adjusted EBITDA

	Three months ended December 31,		Years ended December 31,
	2021	2020	2021	2020
Net loss	$(29,422)	$(9,545)	$(94,989)	$(36,613)
Interest expense	-	4	5	9
Dividend income	(1,808)	(2)	(2,549)	(97)
Change in fair value of warrant liabilities	(937)	-	(4,379)	-
Other expense, net	4,377	8	5,004	10
Stock-based compensation expense	7,078	323	24,918	1,924
Depreciation	329	218	1,041	894
Transaction related costs - business combination	-	-	6,920	-
Adjusted EBITDA	$(20,383)	$(8,994)	$(64,029)	$(33,873)

Investor Contacts
Juan Avendano
Mike Cavanaugh
ir@quantum-si.com

Media Contact
Jon Yu
QSI-PR@westwicke.com

Source: Quantum-Si Incorporated